CONSENT OF INDEPENDENT AUDITORS



        We hereby consent to the use of our report, dated May 14, 2002, in this annual report on Form 10-KSB for VersaTech, Inc.



                                    /s/ CHISHOLM & ASSOCIATES
                                    Chisholm & Associates

North Salt Lake, Utah
May 14, 2002